CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 16, 2017

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-21513	76-0509661
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Pinemont Drive, Houston, Texas 77040
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 996-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective November 16, 2017, Hein & Associates LLP ("Hein"), the independent registered public accounting firm for DXP Enterprises, Inc. (the "Company"), combined with Moss Adams LLP ("Moss Adams"). As a result of this transaction, on November 16, 2017, Hein resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company's audit committee approved the engagement of Moss Adams as the new independent registered public accounting firm for the Company.

The audit report of Hein on the Company's financial statements for the year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2016 and through the subsequent interim period preceding Hein's resignation, there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein would have caused them to make reference thereto in their report on the Company's financial statements for such year.

During the fiscal year ended December 31, 2016 and through the subsequent interim period preceding Hein's resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except Hein's report dated March 31, 2017, expressed an opinion that the Company had not maintained effective internal control over financial reporting as of December 31, 2016, because of the effect of material weaknesses on the achievement of the control objectives of the control criteria.

During the fiscal year ended December 31, 2016 and through the subsequent interim period preceding Moss Adam's engagement, the Company did not consult with Moss Adams on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company's financial statements, and Moss Adams did not provide either a written report or oral advise to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hein a copy of the disclosures in this Form 8-K and has requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements herein. A copy of the letter dated November 17, 2017 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included herein:

16.1 Letter of Hein & Associates LLP to the SEC dated November 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date November 17, 2017	By:	/s/ Kent Yee
Name: Kent Yee
Title: Senior Vice President and Chief Financial Officer